UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026

Saba Capital Income & Opportunities Fund II

(Exact name of registrant as specified in its charter)

Delaware	811-05459	22-2864496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, 58th Floor New York, New York 10174
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (212) 542-4635

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, without par value	SABA	New York Stock Exchange

Item 8.01. Other Events

Saba Capital Income & Opportunities Fund (NYSE: BRW) (“BRW”) and Saba Capital Income & Opportunities Fund II (NYSE: SABA) (“SABA”) today announced that the previously approved reorganization of BRW and SABA has been terminated, with plans to reevaluate alternatives in the future. Each fund Board’s determination to no longer proceed with the reorganization was based on management’s recommendation due to current market conditions.

In addition, each fund’s previously approved share repurchase program will continue in effect.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABA CAPITAL INCOME AND OPPORTUNITIES FUND II

By:	/s/ Paul Kazarian
Paul Kazarian
Chief Executive Officer

Date: March 25, 2026